Basis of Presentation	12 Months Ended
Apr. 30, 2022
Disclosure Of Basis Of Presentation [Abstract]
Basis of Presentation [Text Block]
2. Basis of Presentation

The consolidated financial statements have been prepared in accordance with International Accounting Standard ("IFRS") issued by the International Accounting Standards Board ("IASB") and Interpretations of the International Financial Reporting Interpretations Committee ("IFRIC").

These consolidated financial statements have been prepared on a historical cost basis except for certain financial instruments which are measured at their fair value as explained in the accounting policies set out below.

In addition, these consolidated financial statements have been prepared using the accrual basis of accounting other than the consolidated statements of cash flows. The consolidated financial statements were approved by the Board of Directors of the Company on July 20, 2022.